Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
SECOND QUARTER 2015

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2014 and 2013 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses and corporate expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous Quarter Change	Previous Year to Date Change
		2015	2014	2015	2014
HIGHLIGHTS	Net income	$84,206	$83,163	$192,685	$187,643	1.3%	2.7%
	Net income available to common and participating common shareholders	76,018	74,975	176,309	171,267	1.4%	2.9%
	Net income allocated to common shareholders	73,745	72,763	171,072	166,279	1.3%	2.9%
	Operating income [a]	87,718	80,107	187,105	182,666	9.5%	2.4%
	Operating income available to common and participating common shareholders [a]	79,530	71,919	170,729	166,290	10.6%	2.7%
	Operating income allocated to common shareholders [a]	77,152	69,797	165,657	161,447	10.5%	2.6%
	Operating cash flow	115,791	45,263	23,489	19,667	155.8%	19.4%
	Net investment income	32,252	39,302	74,113	80,292	(17.9)%	(7.7)%
	Gross premiums written	861,184	689,425	2,162,616	1,846,940	24.9%	17.1%
	Net premiums written	559,083	511,427	1,324,037	1,310,132	9.3%	1.1%
	Net premiums earned	458,135	481,538	847,994	877,804	(4.9)%	(3.4)%
	Total assets	10,715,281	10,178,647	10,715,281	10,178,647	5.3%	5.3%
	Total shareholders’ equity	3,302,906	3,115,675	3,302,906	3,115,675	6.0%	6.0%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$1.69	$1.68	$3.92	$3.84	0.6%	2.1%
	Operating income (as reported) [a]	$1.76	$1.61	$3.80	$3.73	9.3%	1.9%
	Diluted earnings per common share
	Net income (as reported)	$1.68	$1.68	$3.91	$3.84	—%	1.8%
	Operating income (as reported) [a]	$1.76	$1.61	$3.78	$3.73	9.3%	1.3%

As Reported	Weighted average common shares outstanding	43,737	43,351	43,640	43,265	0.9%	0.9%
	Weighted average common shares outstanding & dilutive potential common shares [e]	43,897	43,351	43,793	43,266	1.3%	1.2%

	Common dividends paid per share	$0.35	$0.34	$0.70	$0.68	2.9%	2.9%

Book Value Per Common Share	Book value [b]	$65.53	$61.80	$65.53	$61.80	6.0%	6.0%
	Diluted book value (treasury stock method) [b]	$63.32	$60.00	$63.32	$60.00	5.5%	5.5%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	2.7%	2.9%	6.3%	6.7%	(0.2)	(0.4)
	ROAE, operating income [a] [c]	2.8%	2.7%	6.1%	6.5%	0.1	(0.4)
	Return on beg. common equity (ROBE), net income [d]	2.7%	2.9%	6.4%	7.0%	(0.2)	(0.6)
	ROBE, operating income [a] [d]	2.8%	2.8%	6.2%	6.8%	—	(0.6)

	Annualized ROAE, net income [c]	10.6%	11.4%	12.5%	13.3%	(0.8)	(0.8)
	Annualized ROAE, operating income [a] [c]	11.1%	10.9%	12.1%	12.9%	0.2	(0.8)
	Annualized ROBE, net income [d]	10.7%	11.7%	12.8%	13.9%	(1.0)	(1.1)
	Annualized ROBE, operating income [a] [d]	11.2%	11.2%	12.4%	13.5%	—	(1.1)
	Annualized investment yield	2.0%	2.5%	2.3%	2.5%	(0.5)	(0.2)

GAAP	Loss ratio	52.2%	53.8%	48.5%	49.6%	(1.6)	(1.1)
	Acquisition expense ratio	18.5%	16.3%	19.7%	17.2%	2.2	2.5
	General and administrative expense ratio	14.8%	18.0%	15.9%	18.2%	(3.2)	(2.3)
	Combined ratio	85.5%	88.1%	84.1%	85.0%	(2.6)	(0.9)
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.
[b] For detailed calculations, please refer to page 32.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d] Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2013
UNDERWRITING REVENUES
Gross premiums written	$861,184	$1,301,432	$421,026	$626,110	$689,425	$572,710
Premiums ceded	(302,101)	(536,478)	(187,058)	(236,004)	(177,998)	(108,089)
Net premiums written	$559,083	$764,954	$233,968	$390,106	$511,427	$464,621
Change in unearned premiums	(100,948)	(375,095)	237,311	124,789	(29,889)	78,714
Net premiums earned	$458,135	$389,859	$471,279	$514,895	$481,538	$543,335
Other underwriting income (loss)	1,389	2,406	(1,847)	2,123	(4,824)	888
Total underwriting revenues	$459,524	$392,265	$469,432	$517,018	$476,714	$544,223
UNDERWRITING EXPENSES
Net losses and loss expenses	$239,122	$171,936	$243,801	$290,269	$259,196	$359,058
Acquisition expenses	84,971	82,093	75,363	93,392	78,601	71,868
General and administrative expenses	54,965	54,890	60,628	68,946	58,312	59,258
Total underwriting expenses	$379,058	$308,919	$379,792	$452,607	$396,109	$490,184
Underwriting income	$80,466	$83,346	$89,640	$64,411	$80,605	$54,039
OTHER OPERATING REVENUE
Net investment income	$32,252	$41,861	$25,894	$25,357	$39,302	$32,468
Corporate expenses [a]	(12,634)	(12,268)	(12,383)	(11,969)	(28,143)	(22,101)
Interest expense	(9,062)	(9,059)	(9,058)	(13,127)	(9,732)	(9,052)
Amortization of intangibles	(1,579)	(1,599)	(1,621)	(1,623)	(1,623)	(1,625)
Total other operating revenue	$8,977	$18,935	$2,832	($1,362)	($196)	($310)
INCOME BEFORE OTHER ITEMS	$89,443	$102,281	$92,472	$63,049	$80,409	$53,729
OTHER
Net foreign exchange (losses) gains	($12,981)	($7,552)	$227	($783)	($319)	($3,368)
Net realized and unrealized gains (losses)	9,680	18,189	(3,788)	9,788	3,411	10,372

Total other-than-temporary impairment losses	(424)	(649)	(214)	(102)	(198)	(579)
Portion of loss recognised in other comprehensive (loss) income	—	—	—	—	—	—
Net impairment losses recognised in earnings	(424)	(649)	(214)	(102)	(198)	(579)
Income tax (expense) benefit	(1,512)	(3,790)	(4,124)	4,282	(140)	865
NET INCOME	$84,206	$108,479	$84,573	$76,234	$83,163	$61,019
Preferred dividends	(8,188)	(8,188)	(8,186)	(8,188)	(8,188)	(8,188)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$76,018	$100,291	$76,387	$68,046	$74,975	$52,831

KEY RATIOS/PER SHARE DATA
Loss ratio	52.2%	44.1%	51.7%	56.4%	53.8%	66.1%
Acquisition expense ratio	18.5%	21.1%	16.0%	18.1%	16.3%	13.2%
General and administrative expense ratio [b]	14.8%	17.2%	15.5%	15.7%	18.0%	15.0%
Combined ratio	85.5%	82.4%	83.2%	90.2%	88.1%	94.3%

Basic earnings per common share	$1.69	$2.24	$1.71	$1.52	$1.68	$1.21
Diluted earnings per common share [c]	$1.68	$2.23	$1.70	$1.52	$1.68	$1.21

ROAE, net income [d]	2.7%	3.6%	2.8%	2.5%	2.9%	2.3%
[a] The Company incurred $3.5 million of corporate expenses in relation to the Company's acquisition of Montpelier Re Holdings Ltd. ("Montpelier") for the quarter ended June 30, 2015. For the quarter ended June 30, 2014, the Company incurred $12.1 million of corporate expenses in relation to the Company's proposed acquisition of Aspen Insurance Holdings Limited ("Aspen").
[b] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[c] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - YTD

	SIX MONTHS ENDED			YEARS ENDED
	JUNE 30, 2015	JUNE 30, 2014	JUNE 30, 2013	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$2,162,616	$1,846,940	$1,750,072	$2,894,076	$2,665,244
Premiums ceded	(838,579)	(536,808)	(376,536)	(959,870)	(616,311)
Net premiums written	$1,324,037	$1,310,132	$1,373,536	$1,934,206	$2,048,933
Change in unearned premiums	(476,043)	(432,328)	(410,084)	(70,228)	(32,449)
Net premiums earned	$847,994	$877,804	$963,452	$1,863,978	$2,016,484
Other underwriting income (loss)	3,795	(6,062)	1,637	(5,786)	(2,046)
Total underwriting revenues	$851,789	$871,742	$965,089	$1,858,192	$2,014,438
UNDERWRITING EXPENSES
Net losses and loss expenses	$411,058	$436,092	$578,028	$970,162	$1,219,684
Acquisition expenses	167,064	150,758	143,504	319,513	304,430
General and administrative expenses	109,855	117,813	118,454	247,387	236,873
Total underwriting expenses	$687,977	$704,663	$839,986	$1,537,062	$1,760,987
Underwriting income	$163,812	$167,079	$125,103	$321,130	$253,451
OTHER OPERATING REVENUE
Net investment income	$74,113	$80,292	$81,773	$131,543	$166,216
Corporate expenses [a]	(24,902)	(41,848)	(29,383)	(66,200)	(58,033)
Interest expense	(18,121)	(18,783)	(18,090)	(40,968)	(36,188)
Amortization of intangibles	(3,178)	(3,240)	(3,726)	(6,484)	(7,012)
Total other operating revenue	$27,912	$16,421	$30,574	$17,891	$64,983
INCOME BEFORE OTHER ITEMS	$191,724	$183,500	$155,677	$339,021	$318,434
OTHER
Net foreign exchange losses	($20,533)	($3,283)	($6,295)	($3,839)	($14,214)
Net realized and unrealized gains	27,869	8,283	16,607	14,283	15,164

Total other-than-temporary impairment losses	(1,073)	(309)	(1,385)	(625)	(1,616)
Portion of loss recognised in other comprehensive (loss) income	—	—	—	—	—
Net impairment losses recognised in earnings	(1,073)	(309)	(1,385)	(625)	(1,616)
Income tax expense	(5,302)	(548)	(3,286)	(390)	(5,853)
NET INCOME	$192,685	$187,643	$161,318	$348,450	$311,915
Preferred dividends	(16,376)	(16,376)	(16,376)	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$176,309	$171,267	$144,942	$315,700	$279,165

KEY RATIOS/PER SHARE DATA
Loss ratio	48.5%	49.6%	60.0%	52.1%	60.5%
Acquisition expense ratio	19.7%	17.2%	14.9%	17.1%	15.1%
General and administrative expense ratio [b]	15.9%	18.2%	15.3%	16.8%	14.6%
Combined ratio	84.1%	85.0%	90.2%	86.0%	90.2%

Basic earnings per common share	$3.92	$3.84	$3.34	$7.07	$6.37
Diluted earnings per common share [c]	$3.91	$3.84	$3.34	$7.06	$6.37

ROAE, net income [d]	6.3%	6.7%	6.3%	12.1%	11.8%
[a] The Company incurred $4.5 million of corporate expenses in relation to the Company's acquisition of Montpelier for the six months ended June 30, 2015. For the six months ended June 30, 2014, the Company incurred $13.0 million of corporate expenses in relation to the Company's proposed acquisition of Aspen.
[b] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[c] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014
ASSETS
Cash and cash equivalents	$622,642	$657,194	$745,472	$805,716	$801,028
Fixed maturity investments available for sale, at fair value	4,933,776	4,953,893	5,092,581	4,871,420	4,993,099
Short term investments available for sale, at fair value	16,366	2,822	9,014	11,844	24,564
Equity securities available for sale, at fair value	420,411	366,897	331,368	267,728	287,642
Other investments	623,868	575,974	541,454	658,678	648,642
Premiums receivable, net	1,665,990	1,446,205	883,450	1,452,228	1,380,858
Insurance and reinsurance balances receivable	108,162	109,545	122,214	123,432	134,750
Deferred acquisition costs	296,568	258,753	207,368	246,437	257,262
Prepaid reinsurance premiums	668,964	692,466	354,940	414,013	424,133
Reinsurance recoverable on unpaid losses	785,472	605,809	670,795	566,329	606,140
Reinsurance recoverable on paid losses	157,287	136,642	218,291	165,592	145,694
Accrued investment income	25,118	23,165	27,183	23,652	26,385
Goodwill and intangible assets	150,296	151,816	153,405	160,560	162,178
Deferred tax assets	46,779	43,105	48,995	53,403	45,782
Receivable on pending investment sales	21,420	86,367	38,877	84,699	67,578
Other assets	172,162	269,491	199,375	240,087	172,912
TOTAL ASSETS	$10,715,281	$10,380,144	$9,644,782	$10,145,818	$10,178,647

LIABILITIES
Reserve for losses and loss expenses	$3,833,525	$3,621,728	$3,846,859	$3,897,483	$3,963,393
Reserve for unearned premiums	2,046,933	1,964,307	1,254,519	1,552,168	1,689,819
Deposit liabilities	13,376	13,722	15,136	17,521	21,987
Reinsurance balances payable	632,457	502,339	375,711	482,093	378,295
Debt	528,123	527,781	527,715	527,732	527,714
Payable on pending investment purchases	82,375	163,891	151,682	238,038	272,696
Other liabilities	275,586	311,530	287,978	310,329	209,068
TOTAL LIABILITIES	$7,412,375	$7,105,298	$6,459,600	$7,025,364	$7,062,972

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	45,157	45,121	44,765	44,751	44,706
Additional paid-in capital	610,585	601,986	598,226	590,330	583,691
Accumulated other comprehensive income	36,965	77,759	76,706	81,299	136,038
Retained earnings	2,592,999	2,532,780	2,448,285	2,386,874	2,334,040
TOTAL SHAREHOLDERS’ EQUITY	$3,302,906	$3,274,846	$3,185,182	$3,120,454	$3,115,675
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,715,281	$10,380,144	$9,644,782	$10,145,818	$10,178,647

Book value per common share	$65.53	$65.14	$63.38	$61.90	$61.80
Diluted book value per common share (treasury stock method)	$63.32	$62.79	$61.33	$59.98	$60.00

RATIOS
Debt-to-capital	13.8%	13.9%	14.2%	14.5%	14.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of July 1, 2015 is equal to 8.0% of Shareholders’ Equity as of June 30, 2015.

		Estimated Occurrence Net Loss as of July 1, 2015					July 1, 2014	July 1, 2013
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$112	$157	$200	$265	$362	$284	$350
Europe	Windstorm	69	109	125	220	343	345	331
California	Earthquake	40	120	171	229	354	250	284
Japan	Windstorm	45	96	118	129	181	158	230
Northwest U.S.	Earthquake	—	5	34	98	166	91	89
Japan	Earthquake	18	88	132	154	222	163	137
United States	Tornado/Hail	30	45	59	74	93	78	89
Australia	Earthquake	1	9	34	77	116	121	87
New Zealand	Earthquake	1	6	15	34	72	35	23
Australia	Windstorm	5	17	35	56	81	88	58
New Madrid	Earthquake	—	—	—	10	84	6	7
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE SIX MONTHS ENDED JUNE 30, 2015
Gross Premiums Written = $2,162.6 million

[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2015				JUNE 30, 2014
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$468,866	$392,318	$861,184		$321,526	$367,899	$689,425
Net premiums written	$190,299	$368,784	$559,083		$179,038	$332,389	$511,427
Net premiums earned	$201,460	$256,675	$458,135		$218,563	$262,975	$481,538
Other underwriting income (loss)	—	1,389	1,389		—	(4,824)	(4,824)
Total underwriting revenues	$201,460	$258,064	$459,524		$218,563	$258,151	$476,714

UNDERWRITING EXPENSES
Net losses and loss expenses	$145,483	$93,639	$239,122		$149,567	$109,629	$259,196
Acquisition expenses	17,702	67,269	84,971		15,128	63,473	78,601
General and administrative expenses	28,567	26,398	54,965		35,969	22,343	58,312
Total expenses	$191,752	$187,306	$379,058		$200,664	$195,445	$396,109
UNDERWRITING INCOME	$9,708	$70,758	$80,466		$17,899	$62,706	$80,605

OTHER OPERATING REVENUE
Net investment income			$32,252				$39,302
Corporate expenses			(12,634)				(28,143)
Interest expense			(9,062)				(9,732)
Amortization of intangibles			(1,579)				(1,623)
Net foreign exchange loss			(12,981)				(319)
Net realized and unrealized gains			9,680				3,411
Net impairment loss recognized in earnings			(424)				(198)
INCOME BEFORE INCOME TAXES			$85,718				$83,303

GAAP RATIOS
Loss ratio	72.2%	36.5%	52.2%		68.5%	41.7%	53.8%
Acquisition expense ratio	8.8%	26.2%	18.5%		6.9%	24.1%	16.3%
General and administrative expense ratio	14.2%	10.3%	14.8%	[a]	16.4%	8.5%	18.0%	[a]
Combined ratio AS REPORTED	95.2%	73.0%	85.5%		91.8%	74.3%	88.1%

Effect of favorable prior accident year reserve development	9.2%	15.7%	12.8%		10.1%	12.2%	11.3%
Combined ratio net of prior accident year reserve development	104.4%	88.7%	98.3%		101.9%	86.5%	99.4%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2013
UNDERWRITING REVENUES
Gross premiums written	$468,866	$736,218	$321,983	$420,343	$321,526	$276,941
Net premiums written	$190,299	$304,039	$140,702	$197,639	$179,038	$191,502
Net premiums earned	$201,460	$135,864	$217,745	$253,583	$218,563	$267,878
Total underwriting revenues	$201,460	$135,864	$217,745	$253,583	$218,563	$267,878

UNDERWRITING EXPENSES
Net losses and loss expenses	$145,483	$74,512	$159,784	$196,677	$149,567	$215,844
Acquisition expenses	17,702	15,883	17,809	20,170	15,128	14,968
General and administrative expenses	28,567	28,842	35,406	40,401	35,969	35,315
Total expenses	$191,752	$119,237	$212,999	$257,248	$200,664	$266,127

UNDERWRITING INCOME (LOSS)	$9,708	$16,627	$4,746	($3,665)	$17,899	$1,751

GAAP RATIOS
Loss ratio	72.2%	54.9%	73.3%	77.5%	68.5%	80.6%
Acquisition expense ratio	8.8%	11.7%	8.2%	8.0%	6.9%	5.6%
General and administrative expense ratio	14.2%	21.2%	16.3%	15.9%	16.4%	13.1%
Combined ratio AS REPORTED	95.2%	87.8%	97.8%	101.4%	91.8%	99.3%

Effect of favorable prior accident year reserve development	9.2%	15.2%	12.2%	8.0%	10.1%	2.1%

Combined ratio net of prior accident year reserve development	104.4%	103.0%	110.0%	109.4%	101.9%	101.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2013
UNDERWRITING REVENUES
Gross premiums written	$392,318	$565,214	$99,043	$205,767	$367,899	$295,769
Net premiums written	$368,784	$460,915	$93,266	$192,467	$332,389	$273,119
Net premiums earned	$256,675	$253,995	$253,534	$261,312	$262,975	$275,457
Other underwriting income (loss)	1,389	2,406	(1,847)	2,123	(4,824)	888
Total underwriting revenues	$258,064	$256,401	$251,687	$263,435	$258,151	$276,345

UNDERWRITING EXPENSES
Net losses and loss expenses	$93,639	$97,424	$84,017	$93,592	$109,629	$143,214
Acquisition expenses	67,269	66,210	57,554	73,222	63,473	56,900
General and administrative expenses	26,398	26,048	25,222	28,545	22,343	23,943
Total expenses	$187,306	$189,682	$166,793	$195,359	$195,445	$224,057

UNDERWRITING INCOME	$70,758	$66,719	$84,894	$68,076	$62,706	$52,288

GAAP RATIOS
Loss ratio	36.5%	38.3%	33.1%	35.8%	41.7%	52.0%
Acquisition expense ratio	26.2%	26.1%	22.7%	28.0%	24.1%	20.7%
General and administrative expense ratio	10.3%	10.3%	10.0%	11.0%	8.5%	8.6%
Combined ratio AS REPORTED	73.0%	74.7%	65.8%	74.8%	74.3%	81.3%

Effect of favorable prior accident year reserve development	15.7%	14.4%	16.7%	15.4%	12.2%	20.8%

Combined ratio net of prior accident year reserve development	88.7%	89.1%	82.5%	90.2%	86.5%	102.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2013
INSURANCE SEGMENT
Agriculture	$112,012	$516,916	$69,580	$188,011	$80,540	$131,633
Casualty and other specialty	146,056	100,682	104,535	115,895	108,030	85,272
Professional lines	96,736	54,760	87,477	62,631	74,650	38,296
Property, marine and energy	114,062	63,860	60,391	53,806	58,306	21,740
TOTAL INSURANCE	$468,866	$736,218	$321,983	$420,343	$321,526	$276,941

REINSURANCE SEGMENT
Catastrophe	$139,833	$124,407	$11,020	$47,173	$158,372	$155,431
Property	30,560	125,700	4,219	73,807	42,887	48,384
Casualty	48,132	58,098	20,267	23,409	30,875	54,417
Professional lines	134,241	43,857	43,400	21,520	84,117	12,528
Specialty	39,552	213,152	20,137	39,858	51,648	25,009
TOTAL REINSURANCE	$392,318	$565,214	$99,043	$205,767	$367,899	$295,769

REPORTED TOTALS	$861,184	$1,301,432	$421,026	$626,110	$689,425	$572,710

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2013
INSURANCE SEGMENT
Agriculture	$22,677	$202,460	$28,142	$103,536	$45,826	$84,537
Casualty and other specialty	65,302	45,058	51,889	50,750	56,475	61,238
Professional lines	43,443	24,231	29,008	20,216	29,846	27,788
Property, marine and energy	58,877	32,290	31,663	23,137	46,891	17,939
TOTAL INSURANCE	$190,299	$304,039	$140,702	$197,639	$179,038	$191,502

REINSURANCE SEGMENT
Catastrophe	$122,305	$53,460	$9,442	$41,157	$123,411	$138,041
Property	30,118	123,449	4,220	73,807	42,886	44,516
Casualty	48,132	58,098	20,278	23,409	30,868	54,419
Professional lines	134,241	43,857	43,400	21,520	84,117	12,528
Specialty	33,988	182,051	15,926	32,574	51,107	23,615
TOTAL REINSURANCE	$368,784	$460,915	$93,266	$192,467	$332,389	$273,119

REPORTED TOTALS	$559,083	$764,954	$233,968	$390,106	$511,427	$464,621

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2013
INSURANCE SEGMENT
Agriculture	$97,270	$39,494	$124,959	$162,710	$127,421	$172,492
Casualty and other specialty	47,712	45,659	45,043	45,134	50,012	55,569
Professional lines	27,000	24,613	24,460	24,795	24,219	27,757
Property, marine and energy	29,478	26,098	23,283	20,944	16,911	12,060
TOTAL INSURANCE	$201,460	$135,864	$217,745	$253,583	$218,563	$267,878

REINSURANCE SEGMENT
Catastrophe	$61,977	$55,995	$58,869	$61,613	$65,705	$86,560
Property	55,866	64,006	75,227	68,481	76,705	90,934
Casualty	33,905	41,593	41,146	44,668	50,102	53,814
Professional lines	50,147	47,295	45,288	39,534	36,325	13,691
Specialty	54,780	45,106	33,004	47,016	34,138	30,458
TOTAL REINSURANCE	$256,675	$253,995	$253,534	$261,312	$262,975	$275,457

REPORTED TOTALS	$458,135	$389,859	$471,279	$514,895	$481,538	$543,335

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2015				JUNE 30, 2014
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,205,084	$957,532	$2,162,616		$973,802	$873,138	$1,846,940
Net premiums written	$494,338	$829,699	$1,324,037		$522,065	$788,067	$1,310,132
Net premiums earned	$337,324	$510,670	$847,994		$362,584	$515,220	$877,804
Other underwriting income (loss)	—	3,795	3,795		—	(6,062)	(6,062)
Total underwriting revenues	$337,324	$514,465	$851,789		$362,584	$509,158	$871,742

UNDERWRITING EXPENSES
Losses and loss expenses	$219,995	$191,063	$411,058		$238,100	$197,992	$436,092
Acquisition expenses	33,585	133,479	167,064		27,389	123,369	150,758
General and administrative expenses	57,409	52,446	109,855		72,668	45,145	117,813
Total expenses	$310,989	$376,988	$687,977		$338,157	$366,506	$704,663

UNDERWRITING INCOME	$26,335	$137,477	$163,812		$24,427	$142,652	$167,079

OTHER OPERATING REVENUE
Net investment income			$74,113				$80,292
Corporate expenses			(24,902)				(41,848)
Interest expense			(18,121)				(18,783)
Amortization of intangibles			(3,178)				(3,240)
Net foreign exchange loss			(20,533)				(3,283)
Net realized and unrealized gains			27,869				8,283
Net impairment loss recognized in earnings			(1,073)				(309)
INCOME BEFORE INCOME TAXES			$197,987				$188,191

GAAP RATIOS
Loss ratio	65.2%	37.4%	48.5%		65.7%	38.5%	49.6%
Acquisition expense ratio	10.0%	26.1%	19.7%		7.6%	23.9%	17.2%
General and administrative expense ratio	17.0%	10.3%	15.9%	[a]	20.0%	8.7%	18.2%	[a]
Combined ratio AS REPORTED	92.2%	73.8%	84.1%		93.3%	71.1%	85.0%

Effect of favorable prior accident year reserve development	11.6%	15.0%	13.7%		9.3%	13.7%	11.9%
Combined ratio net of prior accident year reserve development	103.8%	88.8%	97.8%		102.6%	84.8%	96.9%
 [a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEAR ENDED
	JUNE 30, 2015	JUNE 30, 2014	JUNE 30, 2013	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$1,205,084	$973,802	$929,884	$1,716,128	$1,475,429
Net premiums written	$494,338	$522,065	$596,196	$860,406	$932,510
Net premiums earned	$337,324	$362,584	$419,030	$833,912	$946,474
Total underwriting revenues	$337,324	$362,584	$419,030	$833,912	$946,474

UNDERWRITING EXPENSES
Losses and loss expenses	$219,995	$238,100	$315,308	$594,561	$774,425
Acquisition expenses	33,585	27,389	29,584	65,368	64,778
General and administrative expenses	57,409	72,668	67,949	148,475	136,588
Total expenses	$310,989	$338,157	$412,841	$808,404	$975,791

UNDERWRITING INCOME (LOSS)	$26,335	$24,427	$6,189	$25,508	($29,317)

GAAP RATIOS
Loss ratio	65.2%	65.7%	75.2%	71.4%	81.8%
Acquisition expense ratio	10.0%	7.6%	7.1%	7.8%	6.8%
General and administrative expense ratio	17.0%	20.0%	16.2%	17.7%	14.5%
Combined ratio AS REPORTED	92.2%	93.3%	98.5%	96.9%	103.1%

Effect of favorable prior accident year reserve development	11.6%	9.3%	5.5%	9.7%	3.6%

Combined ratio net of prior accident year reserve development	103.8%	102.6%	104.0%	106.6%	106.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2015	JUNE 30, 2014	JUNE 30, 2013	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$957,532	$873,138	$820,188	$1,177,948	$1,189,815
Net premiums written	$829,699	$788,067	$777,340	$1,073,800	$1,116,423
Net premiums earned	$510,670	$515,220	$544,422	$1,030,066	$1,070,010
Other underwriting income (loss)	3,795	(6,062)	1,637	(5,786)	(2,046)
Total underwriting revenues	$514,465	$509,158	$546,059	$1,024,280	$1,067,964

UNDERWRITING EXPENSES
Losses and loss expenses	$191,063	$197,992	$262,720	$375,601	$445,259
Acquisition expenses	133,479	123,369	113,920	254,145	239,652
General and administrative expenses	52,446	45,145	50,505	98,912	100,285
Total expenses	$376,988	$366,506	$427,145	$728,658	$785,196

UNDERWRITING INCOME	$137,477	$142,652	$118,914	$295,622	$282,768

GAAP RATIOS
Loss ratio	37.4%	38.5%	48.3%	36.4%	41.6%
Acquisition expense ratio	26.1%	23.9%	20.9%	24.7%	22.4%
General and administrative expense ratio	10.3%	8.7%	9.3%	9.6%	9.4%
Combined ratio AS REPORTED	73.8%	71.1%	78.5%	70.7%	73.4%

Effect of favorable prior accident year reserve development	15.0%	13.7%	16.6%	14.9%	17.6%

Combined ratio net of prior accident year reserve development	88.8%	84.8%	95.1%	85.6%	91.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2015	JUNE 30, 2014	JUNE 30, 2013	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$628,928	$608,434	$696,107	$866,025	$954,389
Casualty and other specialty	246,738	175,683	141,739	396,113	303,803
Professional lines	151,496	113,430	59,260	263,538	148,537
Property, marine and energy	177,922	76,255	32,778	190,452	68,700
TOTAL INSURANCE	$1,205,084	$973,802	$929,884	$1,716,128	$1,475,429

REINSURANCE SEGMENT
Catastrophe	$264,240	$285,020	$303,297	$343,213	$355,751
Property	156,260	209,300	196,795	287,326	297,806
Casualty	106,230	115,857	183,809	159,533	241,358
Professional lines	178,098	109,736	24,835	174,656	163,594
Specialty	252,704	153,225	111,452	213,220	131,306
TOTAL REINSURANCE	$957,532	$873,138	$820,188	$1,177,948	$1,189,815

REPORTED TOTALS	$2,162,616	$1,846,940	$1,750,072	$2,894,076	$2,665,244

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2015	JUNE 30, 2014	JUNE 30, 2013	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$225,137	$327,471	$425,667	$459,149	$570,738
Casualty and other specialty	110,360	93,288	104,499	195,927	218,298
Professional lines	67,674	44,416	41,991	93,640	95,101
Property, marine and energy	91,167	56,890	24,039	111,690	48,373
TOTAL INSURANCE	$494,338	$522,065	$596,196	$860,406	$932,510

REINSURANCE SEGMENT
Catastrophe	$175,765	$202,374	$269,439	$252,973	$294,260
Property	153,567	209,208	192,927	287,235	292,872
Casualty	106,230	114,260	182,382	157,947	239,525
Professional lines	178,098	109,736	24,835	174,656	163,594
Specialty	216,039	152,489	107,757	200,989	126,172
TOTAL REINSURANCE	$829,699	$788,067	$777,340	$1,073,800	$1,116,423

REPORTED TOTALS	$1,324,037	$1,310,132	$1,373,536	$1,934,206	$2,048,933

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2015	JUNE 30, 2014	JUNE 30, 2013	DEC. 31, 2014	DEC. 31, 2013
INSURANCE SEGMENT
Agriculture	$136,764	$183,734	$228,923	$471,403	$573,538
Casualty and other specialty	93,371	101,775	109,692	191,952	220,181
Professional lines	51,613	48,560	58,681	97,815	108,717
Property, marine and energy	55,576	28,515	21,734	72,742	44,038
TOTAL INSURANCE	$337,324	$362,584	$419,030	$833,912	$946,474

REINSURANCE SEGMENT
Catastrophe	$117,972	$128,631	$171,355	$249,113	$305,159
Property	119,872	153,623	177,489	297,331	352,716
Casualty	75,498	98,356	106,862	184,170	229,324
Professional lines	97,442	69,519	27,995	154,341	67,969
Specialty	99,886	65,091	60,721	145,111	114,842
TOTAL REINSURANCE	$510,670	$515,220	$544,422	$1,030,066	$1,070,010

REPORTED TOTALS	$847,994	$877,804	$963,452	$1,863,978	$2,016,484

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE SIX MONTHS ENDED JUNE 30, 2015

Average common equity [a]	$2,814,044

Net premiums earned	$847,994
Combined ratio	84.1%
Operating margin	15.9%
Premium leverage	0.30x

Implied ROAE from underwriting activity	4.8%

Average cash and invested assets at amortized cost	$6,516,746
Investment leverage	2.32x
Year to date investment income yield, pretax	1.1%

Implied ROAE from investment activity	2.6%

Financing Costs [b]	(1.2)%

Implied Pre-tax Operating ROAE, for period [c]	6.2%

Implied Pre-tax Operating ROAE, annualized [c]	12.4%

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT 30, 2014	2014	2013

Average common equity [a]	$2,858,876	$2,800,014	$2,722,818	$2,688,065	$2,605,866	$2,368,573

Net premiums earned	$458,135	$389,859	$471,279	$514,895	$1,863,978	$2,016,484

Premium leverage	0.16x	0.14x	0.17x	0.19x	0.72x	0.85x

Annualized premium leverage	0.64x	0.56x	0.69x	0.77x	0.72x	0.85x

Average cash and invested assets at amortized cost	$6,440,588	$6,444,831	$6,455,205	$6,416,146	$6,487,847	$6,439,797

Investment leverage	2.25x	2.30x	2.37x	2.39x	2.48x	2.72x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF JUNE 30, 2015 AND DECEMBER 31, 2014

	June 30, 2015		December 31, 2014
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$561,687	8.6%	$632,667	9.6%
Short-term investments	16,366	0.2%	9,014	0.1%
Fixed maturity investments
U.S. government and government agencies notes	483,511	7.4%	587,411	8.9%
Government and agency guaranteed corporates	30,569	0.5%	48,102	0.7%
U.S. government agency residential mortgage-backed securities	998,678	15.3%	1,082,142	16.4%
U.S. government agency commercial mortgage-backed securities	65,334	1.0%	50,981	0.8%
Municipals	40,537	0.6%	39,413	0.6%
Foreign government	157,633	2.4%	240,536	3.6%
Corporate securities	1,419,497	21.7%	1,361,462	20.5%
Non-agency residential mortgage-backed securities	78,054	1.2%	92,864	1.4%
Non-agency commercial mortgage-backed securities	938,184	14.3%	928,438	14.1%
Asset-backed securities	394,137	6.0%	413,221	6.3%
Collateralized loan and debt obligations	327,642	5.0%	248,011	3.8%
Equity securities
Equity investments	291,352	4.4%	202,535	3.1%
Emerging market debt fund	60,037	0.9%	60,150	0.9%
Convertible funds	48,571	0.7%	46,111	0.7%
Preferred equity investments	15,528	0.2%	15,836	0.2%
Short-term fixed income fund	4,923	0.1%	6,736	0.1%
Other investments [b]	623,868	9.5%	541,454	8.2%
Total	$6,556,108	100.0%	$6,607,084	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$483,511	9.8%	$587,411	11.5%
AAA/Aaa	1,168,977	23.6%	1,206,252	23.6%
AA/Aa	1,614,866	32.6%	1,717,343	33.7%
A/A	1,051,739	21.3%	1,045,301	20.5%
BBB	505,731	10.2%	427,018	8.4%
Below BBB	105,825	2.1%	96,244	1.9%
Not Rated	19,493	0.4%	22,026	0.4%
Total	$4,950,142	100.0%	$5,101,595	100.0%

Performance			June 30, 2015	December 31, 2014
Yield [d]			2.0%	2.0%
Duration in years [e]			3.08 years	2.91 years

Net Investment Income	Quarter Ended June 30, 2015	Quarter Ended Mar. 31, 2015	Quarter Ended Dec. 31, 2014	Quarter Ended Sept. 30, 2014	Quarter Ended June 30, 2014	Year Ended Dec. 31, 2014
Cash and available for sale securities	$28,682	$29,473	$28,827	$27,142	$28,517	$111,934
Other investments	3,570	12,388	(2,933)	(1,785)	10,785	19,609
Total net investment income	$32,252	$41,861	$25,894	$25,357	$39,302	$131,543

[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the quarter ending June 30, 2015 and twelve months ending December 31, 2014 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF JUNE 30, 2015

	June 30, 2015
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	Credit Quality (4)
MORGAN STANLEY	$50,824	$51,360	$536	A-
JPMORGAN CHASE & CO	44,179	44,010	(169)	A
GOLDMAN SACHS GROUP INC	39,294	39,490	196	A-
BANK OF AMERICA CORP	37,552	37,630	78	A-
CITIGROUP INC	31,659	31,829	170	A-
CREDIT SUISSE GROUP AG	30,720	30,800	80	A-
UBS GROUP AG	29,697	29,547	(150)	A
VERIZON COMMUNICATIONS INC	29,373	29,022	(351)	BBB+
GENERAL ELECTRIC CO	28,054	28,157	103	AA+
COMCAST CORPORATION	27,638	27,940	302	A-
FORD MOTOR COMPANY	23,669	23,691	22	BBB-
HSBC HOLDINGS PLC	20,284	20,327	43	A
BB&T CORP	19,634	19,694	60	A-
BP PLC	18,113	18,085	(28)	A
NATIONAL GRID PLC	15,849	17,110	1,261	A-
PNC FINANCIAL SERVICES GROUP INC	16,823	16,758	(65)	A
ALLERGAN PLC	16,716	16,681	(35)	BBB-
AT&T INC	15,631	15,599	(32)	BBB+
PORSCHE AUTOMOBIL HOLDING SE	15,369	15,350	(19)	A
AMERICAN EXPRESS COMPANY	15,313	15,285	(28)	A-
US BANCORP	14,591	14,587	(4)	AA-
WELLS FARGO & COMPANY	14,384	14,420	36	A+
CAPITAL ONE FINANCIAL CORPORATION	14,143	14,125	(18)	BBB-
ABBVIE INC	14,118	14,061	(57)	A
KEYCORP	13,407	13,316	(91)	A-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Includes preferred equity securities.

(4)	Represents weighted average credit quality of underlying issues.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED JUNE 30, 2015			SIX MONTHS ENDED JUNE 30, 2015
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,621,729	($605,809)	$3,015,920	$3,846,860	($670,795)	$3,176,065

Incurred related to:
Current year	555,921	(257,963)	297,958	912,303	(385,251)	527,052
Prior years	(78,193)	19,357	(58,836)	(48,519)	(67,475)	(115,994)
Total Incurred	477,728	(238,606)	239,122	863,784	(452,726)	411,058

Paid related to:
Current year	(59,635)	31,828	(27,807)	(58,317)	32,480	(25,837)
Prior years	(225,012)	28,278	(196,734)	(807,123)	305,771	(501,352)
Total Paid	(284,647)	60,106	(224,541)	(865,440)	338,251	(527,189)

Foreign currency translation and other	18,715	(1,163)	17,552	(11,679)	(202)	(11,881)

Balance, end of period	$3,833,525	($785,472)	$3,048,053	$3,833,525	($785,472)	$3,048,053

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE SIX MONTHS ENDED JUNE 30, 2015

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2015	($20,696)	($36,462)	($57,158)
Quarter ended June 30, 2015	(18,575)	(40,261)	(58,836)
Six months ended June 30, 2015	($39,271)	($76,723)	($115,994)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 31, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)
Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE SIX MONTHS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2015	JUNE 30, 2014
INSURANCE SEGMENT
Agriculture	($1,547)	$392	($1,847)	($1,260)	($2,188)	($1,155)	($4,328)
Casualty and other specialty	(16,663)	(18,710)	(20,184)	(15,141)	(12,226)	(35,373)	(21,939)
Professional lines	(119)	(120)	(692)	(866)	(3,991)	(239)	(5,119)
Property, marine and energy	(246)	(2,258)	(3,840)	(3,044)	(3,643)	(2,504)	(2,310)
TOTAL INSURANCE	($18,575)	($20,696)	($26,563)	($20,311)	($22,048)	($39,271)	($33,696)

REINSURANCE SEGMENT
Catastrophe	($13,385)	($2,236)	($15,497)	($16,012)	($7,713)	($15,621)	($15,474)
Property	(579)	(8,437)	(5,100)	(9,043)	(9,502)	(9,016)	(24,259)
Casualty	(12,739)	(6,427)	(2,528)	(5,269)	(2,821)	(19,166)	(5,572)
Professional lines	(6,212)	(11,123)	(8,519)	(3,162)	(2,551)	(17,335)	(4,580)
Specialty	(7,346)	(8,239)	(10,626)	(6,672)	(9,566)	(15,585)	(20,932)
TOTAL REINSURANCE	($40,261)	($36,462)	($42,270)	($40,158)	($32,153)	($76,723)	($70,817)

REPORTED TOTALS	($58,836)	($57,158)	($68,833)	($60,469)	($54,201)	($115,994)	($104,513)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED					FOR THE SIX MONTHS ENDED
	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	JUNE 30, 2015	JUNE 30, 2014
INSURANCE SEGMENT
Agriculture	$85,584	$34,957	$125,520	$158,564	$111,685	$120,541	$159,901
Casualty and other specialty	15,819	8,693	10,611	15,374	21,597	24,512	36,560
Professional lines	17,492	17,245	16,704	14,509	12,513	34,737	29,425
Property, marine and energy	26,588	13,617	6,949	8,230	3,772	40,205	12,214
TOTAL INSURANCE	$145,483	$74,512	$159,784	$196,677	$149,567	$219,995	$238,100

REINSURANCE SEGMENT
Catastrophe	$3,049	$9,031	($10,236)	$1,013	$15,907	$12,080	$23,954
Property	31,324	29,311	36,175	24,011	34,127	60,635	63,941
Casualty	11,765	22,888	24,936	23,765	25,636	34,653	51,552
Professional lines	23,888	15,665	17,358	19,797	18,414	39,553	36,350
Specialty	23,613	20,529	15,784	25,006	15,545	44,142	22,195
TOTAL REINSURANCE	$93,639	$97,424	$84,017	$93,592	$109,629	$191,063	$197,992

REPORTED TOTALS	$239,122	$171,936	$243,801	$290,269	$259,196	$411,058	$436,092

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property, marine and energy	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT JUNE 30, 2015
Case reserves	$203,303	$266,165	$112,578	$75,914	$657,960	$87,309	$180,630	$240,892	$62,282	$98,301	$669,414	$1,327,374
Total reserves	$323,686	$1,208,710	$525,604	$99,769	$2,157,769	$141,519	$249,659	$748,431	$285,488	$250,659	$1,675,756	$3,833,525
Case reserves/Total reserves	62.8%	22.0%	21.4%	76.1%	30.5%	61.7%	72.4%	32.2%	21.8%	39.2%	39.9%	34.6%

IBNR / Total reserves	37.2%	78.0%	78.6%	23.9%	69.5%	38.3%	27.6%	67.8%	78.2%	60.8%	60.1%	65.4%

AT MAR. 31, 2015
Case reserves	$32,029	$249,507	$148,246	$38,023	$467,805	$93,872	$175,766	$241,073	$58,587	$99,219	$668,517	$1,136,322
Total reserves	$153,215	$1,203,561	$532,660	$62,841	$1,952,277	$149,341	$256,769	$760,752	$268,714	$233,875	$1,669,451	$3,621,728
Case reserves/Total reserves	20.9%	20.7%	27.8%	60.5%	24.0%	62.9%	68.5%	31.7%	21.8%	42.4%	40.0%	31.4%

IBNR / Total reserves	79.1%	79.3%	72.2%	39.5%	76.0%	37.1%	31.5%	68.3%	78.2%	57.6%	60.0%	68.6%

AT DEC. 31, 2014
Case reserves	$222,570	$325,415	$119,453	$33,264	$700,702	$126,837	$178,875	$248,933	$60,915	$99,142	$714,702	$1,415,404
Total reserves	$295,191	$1,258,009	$517,101	$53,471	$2,123,772	$176,610	$272,164	$780,880	$258,840	$234,593	$1,723,087	$3,846,859
Case reserves/Total reserves	75.4%	25.9%	23.1%	62.2%	33.0%	71.8%	65.7%	31.9%	23.5%	42.3%	41.5%	36.8%

IBNR / Total reserves	24.6%	74.1%	76.9%	37.8%	67.0%	28.2%	34.3%	68.1%	76.5%	57.7%	58.5%	63.2%

AT SEPT. 30, 2014
Case reserves	$272,485	$343,537	$110,988	$32,935	$759,945	$139,400	$173,326	$246,483	$58,261	$97,691	$715,161	$1,475,106
Total reserves	$307,994	$1,276,916	$500,457	$49,618	$2,134,985	$213,001	$272,421	$789,713	$249,836	$237,527	$1,762,498	$3,897,483
Case reserves/Total reserves	88.5%	26.9%	22.2%	66.4%	35.6%	65.4%	63.6%	31.2%	23.3%	41.1%	40.6%	37.8%

IBNR / Total reserves	11.5%	73.1%	77.8%	33.6%	64.4%	34.6%	36.4%	68.8%	76.7%	58.9%	59.4%	62.2%

AT JUNE 30, 2014
Case reserves	$213,720	$346,765	$96,271	$20,603	$677,359	$151,530	$183,619	$252,827	$62,612	$88,683	$739,271	$1,416,630
Total reserves	$335,172	$1,285,787	$481,541	$41,421	$2,143,921	$246,809	$298,901	$802,621	$236,771	$234,370	$1,819,472	$3,963,393
Case reserves/Total reserves	63.8%	27.0%	20.0%	49.7%	31.6%	61.4%	61.4%	31.5%	26.4%	37.8%	40.6%	35.7%

IBNR / Total reserves	36.2%	73.0%	80.0%	50.3%	68.4%	38.6%	38.6%	68.5%	73.6%	62.2%	59.4%	64.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	JUNE 30, 2015	2014	2013	JUNE 30, 2015
Income and Return on Equity:
Net income available to common and participating common shareholders	$176,309	$315,700	$279,165	$3,242,320

Operating income available to common and participating common shareholders	170,729	304,012	281,021	3,147,554

Average Shareholders’ equity [a]	2,814,044	2,605,866	2,368,573	2,098,833

Net income return on average equity	6.3%	12.1%	11.8%	11.4%	[c]
Operating return on average equity	6.1%	11.7%	11.9%	11.1%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$63.32	$61.33	$55.18	$63.32

Dividends paid per share	0.70	1.36	1.28	12.91

Change in diluted book value per common share	3.2%	11.1%	4.3%	16.8%	[c]

Total return to common shareholders [b]	4.4%	13.6%	6.8%	21.7%	[c]

[a] Excludes the $430 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
		2015	2014	2015	2014
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$62.19	$51.99	$62.40	$52.56

	Basic weighted average common shares outstanding [a]	43,737	43,351	43,640	43,265

	Add: weighted avg. unvested restricted shares	52	—	34	—
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted shares expense	$2,822	—	$1,920	—
	Less: restricted shares bought back via treasury method	(42)	—	(29)	—

	Add: weighted avg. dilutive options outstanding	800	812	800	814
	Weighted average exercise price per share	$48.20	$47.99	$48.20	$47.96
	Proceeds from unrecognized option expense	$1,837	$3,730	$2,113	$3,730
	Less: options bought back via treasury method	(650)	(812)	(652)	(813)
	Weighted average dilutive shares outstanding [b]	43,897	43,351	43,793	43,266

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014

Net income	$84,206	$83,163	$192,685	$187,643
Less preferred dividends	(8,188)	(8,188)	(16,376)	(16,376)
Net income available to common and participating common shareholders	$76,018	$74,975	$176,309	$171,267
Less amount allocated to participating common shareholders [a]	(2,273)	(2,212)	(5,237)	(4,988)
Net income allocated to common shareholders	$73,745	$72,763	$171,072	$166,279

Denominator:
Weighted average shares - basic	43,737	43,351	43,640	43,265

Share Equivalents
Options	150	—	148	1
Restricted shares	10	—	5	—
Weighted average shares - diluted	43,897	43,351	43,793	43,266

Basic earnings per common share	$1.69	$1.68	$3.92	$3.84

Diluted earnings per common share [b]	$1.68	$1.68	$3.91	$3.84

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2015	2014	2015	2014

Net income	$84,206	$83,163	$192,685	$187,643
Add (less) after-tax items:
Net foreign exchange losses	12,910	305	20,484	3,277
Net realized and unrealized gains	(9,707)	(3,559)	(27,021)	(8,563)
Net impairment losses recognized in earnings	309	198	957	309
Operating income before preferred dividends	$87,718	$80,107	$187,105	$182,666
Preferred dividends	(8,188)	(8,188)	(16,376)	(16,376)
Operating income available to common and participating common shareholders	$79,530	$71,919	$170,729	$166,290
Less amount allocated to participating common shareholders [a]	(2,378)	(2,122)	(5,072)	(4,843)
Operating income allocated to common shareholders	$77,152	$69,797	$165,657	$161,447

Weighted average common shares outstanding
Basic	43,737	43,351	43,640	43,265
Dilutive	43,897	43,351	43,793	43,266

Basic per common share data
Net income allocated to common shareholders	$1.69	$1.68	$3.92	$3.84
Add (less) after-tax items:
Net foreign exchange losses	0.29	0.01	0.47	0.08
Net realized and unrealized gains	(0.23)	(0.08)	(0.61)	(0.20)
Net impairment losses recognized in earnings	0.01	—	0.02	0.01
Operating income allocated to common shareholders [b]	$1.76	$1.61	$3.80	$3.73

Diluted per common share data
Net income allocated to common shareholders	$1.68	$1.68	$3.91	$3.84
Add (less) after-tax items:
Net foreign exchange losses	0.29	0.01	0.47	0.08
Net realized and unrealized gains	(0.22)	(0.08)	(0.62)	(0.20)
Net impairment losses recognized in earnings	0.01	—	0.02	0.01
Operating income allocated to common shareholders [b]	$1.76	$1.61	3.78	3.73
[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		JUNE 30,		DEC. 31,
		2015	2014	2014
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$65.70	$51.59	$59.84

	Basic common shares outstanding	43,839	43,456	43,474
	Add: unvested restricted shares and restricted share units	1,316	1,250	1,291
	Add: dilutive options outstanding	800	800	800
	Weighted average exercise price per share	$48.20	$48.20	$48.20

	Book Value [b]	$2,872,906	$2,685,675	$2,755,182
	Add: proceeds from converted options	38,560	38,560	38,560
	Pro forma book value	$2,911,466	$2,724,235	$2,793,742
	Dilutive shares outstanding	45,955	45,506	45,565
	Basic book value per common share	$65.53	$61.80	$63.38
	Diluted book value per common share	$63.35	$59.87	$61.31

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$65.70	$51.59	$59.84

	Basic common shares outstanding	43,839	43,456	43,474
	Add: unvested restricted shares and restricted share units	1,316	1,250	1,291
	Add: dilutive options outstanding	800	800	800
	Weighted average exercise price per share	$48.20	$48.20	$48.20
	Less: options bought back via treasury method	(587)	(747)	(644)
	Dilutive shares outstanding	45,368	44,759	44,921
	Basic book value per common share	$65.53	$61.80	$63.38
	Diluted book value per common share	$63.32	$60.00	$61.33

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 32 for a reconciliation of diluted book value per common share to basic book value per common share.